VANGUARD
EXPLORER FUND


Semiannual Report - April 30, 1998


[PHOTO]


[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

        We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

        But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

        They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


[PHOTO]                               [PHOTO]
John C. Bogle                         John J. Brennan
Senior Chairman                       Chairman & CEO


CONTENTS

A MESSAGE TO OUR SHAREHOLDERS ....................     1

THE MARKETS IN PERSPECTIVE .......................     3

REPORT FROM THE ADVISERS .........................     5

PERFORMANCE SUMMARY ..............................     7

PORTFOLIO PROFILE ................................     8

FINANCIAL STATEMENTS .............................    10


All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

      The stock market continued its unprecedented ascent during the six months ended April 30, 1998, the first half of Vanguard Explorer Fund's fiscal year. Explorer's total return of +8.5%, while more than respectable on an absolute basis, trailed its comparative benchmarks in the small-capitalization stock arena, which, in turn, fell far behind the return on large-cap stocks, the market's leaders.

        The adjacent table compares the six-month total return (capital change plus reinvested dividends) of Explorer Fund with those of its two primary benchmarks: the average small-cap growth fund and the Small Company Growth Fund Stock Index, which is based on the stocks held by the nation's largest small-cap mutual funds.

--------------------------------------------------------------------
                                                   TOTAL RETURNS
                                                 SIX MONTHS ENDED
                                                  APRIL 30, 1998
--------------------------------------------------------------------
Vanguard Explorer Fund                                + 8.5%
--------------------------------------------------------------------
Average Small-Cap Growth Fund                         +11.0%
--------------------------------------------------------------------
Small Company Growth Fund
 Stock Index                                          +12.0%
--------------------------------------------------------------------

        The Fund's return is based on a decrease in net asset value from $62.31 per share on October 31, 1997, to $60.60 per share on April 30, 1998, with the latter figure adjusted for our annual dividend of $0.25 per share paid from net investment income and distributions totaling $5.85 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

The U.S. economy's performance during the six months ended April 30 was, quite simply, astounding. After growing by nearly 4% in 1997, the economy expanded at a 4.8% annual pace in the January-March period, even though a stronger U.S. dollar and economic turmoil in Asia began to crimp U.S. exports and to boost sales of imported goods. The nation's unemployment rate fell to 4.3% in April, its lowest level in more than 28 years. Yet key inflation measures showed a slowing in price increases.

        Financial markets flourished in this ideal environment. Interest rates declined by roughly 20 basis points (0.20 percentage point) on balance during the six months, engendering modest price increases in bonds. The Lehman Brothers Aggregate Bond Index, a good measure of the overall taxable bond market, returned +3.6%. The yield on 3-month U.S. Treasury bills was 4.97% on April 30, nearly one-quarter percentage point below the 5.20% level at which it began the half-year.

        In the stock market, investor confidence--some would say overconfidence--was evident, as prices surged despite lackluster growth in corporate profits and uncertainty about how Asia's financial and economic woes would affect the U.S. economy. The Standard & Poor's 500 Composite Stock Price Index, which is dominated by large-cap stocks, zoomed to a six-month total return of +22.5%, having risen during each month of the period. For perspective, we note that this half-year result is equal to approximately two years' worth of returns at the stock market's long-term annual average of about +11%.

        By contrast, the six-month return of the Russell 2000 Index was +11.9%--or just over half that of the S&P 500. In short, small-caps were the runts of a very healthy litter. They were the picks of the litter, however, during the twelve months ended April 30, when the return of the Russell 2000 was actually a tad higher than the S&P 500's: +42.4% versus +41.1%.

        Explorer Fund's +8.5% return for the six months was 2.5 percentage points behind that of the average small-cap growth fund, which earned +11.0%, and another point behind the Small Company Growth Index's +12.0% return. Much of Explorer's difficulty during the period can be traced to its holdings in the consumer discretionary, health-care, and technology sectors. Although the Fund's weightings in those areas were in line with our benchmark Index's, our stocks in those sectors were laggards. A large cash position (partly the result of heavy cash inflows) toward the beginning of the period--10% at year-end 1997 versus about 4% at the end of April--also weighed down the Fund's performance. On a brighter note, strong stock selection helped us to beat our benchmarks in the financial-services and producer-durables sectors.

        As you know, Explorer Fund now uses four advisers to select stocks. The adjacent table shows the share of Explorer's assets managed by each adviser as of April 30.

------------------------------------------------------------------------------------
                                                              TOTAL ASSETS MANAGED
                                                              AS OF APRIL 30, 1998
                                                         ---------------------------
                                                         $ MILLION          PERCENT
------------------------------------------------------------------------------------
Granahan Investment Management, Inc.                       $1,265            46%
Wellington Management Company, LLP                            800             29
Vanguard Core Management Group                                295             11
Chartwell Investment Partners                                 291             11
Cash Reserves*                                                 87              3
------------------------------------------------------------------------------------
Total                                                      $2,738           100%
------------------------------------------------------------------------------------

*Each adviser also may maintain a modest cash reserve.

        Like most equity mutual funds, Explorer maintains a modest cash reserve, in part to accommodate redemptions of shares. Because stocks usually provide higher returns than cash investments over long periods, such cash holdings can serve as a drag on long-term returns. To avoid this drag, your Fund began in December to use equity index futures contracts to give its cash pool the performance of common stocks. We believe this change will improve returns over the long run, although it also should lead to a slight increase in the Fund's share-price fluctuations.

IN SUMMARY

Investors in stocks have enjoyed truly historic gains in the past few years. Since April 30, 1995, the Russell 2000 Index has produced a cumulative gain of +89.5% and an annualized return of +23.7%, double the long-term average return on common stocks. Returns have been even more impressive, however, for large-cap stocks during this period. We believe that such outsized returns cannot be expected to continue indefinitely. Investors in stocks are sure to encounter downturns, some of them severe, from time to time. We also believe that small-cap stocks will not always play second fiddle to their large-cap brethren and that small-caps remain a sensible element of a diversified portfolio.

        Indeed, because both the returns and risks of stocks can be sizable, a diversified portfolio should also include bond funds and money market funds in proportions suitable to each person's financial situation, investment goals, and attitude toward risk. Such a balanced portfolio should help investors to "stay the course" toward their investment objectives, whether the financial markets provide smooth or stormy sailing.


/s/ JOHN C. BOGLE                          /s/ JOHN J. BRENNAN

John C. Bogle                              John J. Brennan
Senior Chairman                            Chairman and
                                           Chief Executive Officer

May 12, 1998

THE MARKETS IN PERSPECTIVE
Six Months Ended April 30, 1998

Financial markets, it is said, don't like surprises. But when the surprises are positive-- remarkably strong economic growth coupled with conspicuously tame inflation--the markets seem to cope quite nicely. So it was during the half-year ended April 30, when the good times kept rolling for U.S. stock and bond markets. The stock market produced half-year returns that would have been excellent even for a full year. The bond market, helped by lower interest rates, generated solid returns.

Plentiful jobs--the nation's unemployment rate fell in April to a 28-year low of 4.3%--and rising wages clearly put American households in a buying mood. (The stock market's big gains, by pumping up millions of families' investment accounts, certainly didn't dampen spirits either.) With strong spending by consumers leading the way, the U.S. economy grew at an annual rate of about 4%, even after adjusting for inflation.

Although most economists believe that sustained growth in excess of 3% is bound to be inflationary, evidence to support the theory has been scarce of late. Consumer prices rose just 0.6% during the six months, and the Consumer Price Index was up a relatively benign 1.4% for the 12 months ended April 30, 1998. Wholesale prices declined 1.2% during the past year. Stiff competitive pressure, including an increasing flow of imported products and materials, appears to be keeping the lid on prices, despite the bubbling economy.

Economic troubles in Asia--where currency and banking crises are afflicting several nations--have resulted in lower prices for many imported goods and are being blamed by some U.S. companies for cutting into profits. But Asia's problems haven't spooked U.S. consumers and investors, and have only slightly slowed the domestic economy's powerful momentum.

---------------------------------------------------------------------------------------------
                                                                    TOTAL RETURNS
                                                            PERIODS ENDED APRIL 30, 1998
                                                    -----------------------------------------
                                                    6 MONTHS         1 YEAR          5 YEARS*
---------------------------------------------------------------------------------------------
EQUITY
    S&P 500 Index                                     22.5%           41.1%           23.2%
    Russell 2000 Index                                11.9            42.4            18.5
    MSCI EAFE Index                                   15.6            19.2            10.4
---------------------------------------------------------------------------------------------
FIXED INCOME
    Lehman Aggregate Bond Index                        3.6%           10.9%            6.9%
    Lehman 10-Year Municipal Bond Index                2.5             9.0             6.6
    Salomon Brothers Three-Month
       U.S. Treasury Bill Index                        2.6             5.3             4.9
---------------------------------------------------------------------------------------------
OTHER
    Consumer Price Index                               0.6%            1.4%            2.4%
---------------------------------------------------------------------------------------------

*Annualized.

U.S. EQUITY MARKETS

Wall Street sprinted to record heights during the half-year. The gains were broad-based, although the big blue chip stocks again led the way.
Large-capitalization stocks, as represented by the S&P 500 Index, returned 22.5%, nearly double the 11.9% return on the small-cap Russell 2000 Index.

        Lower interest rates supported stock prices by making interest-bearing investments relatively less attractive to investors looking for a place to put new cash. The good inflation news helped, too. Even so, the size of the market's gains was surprising in light of an evident slowing in the growth rate for corporate profits. Since November, analysts have been reducing their estimates of future corporate earnings, and actual profits reported for the January-March quarter were only modestly above those of first-quarter 1997. If corporate earnings growth does not accelerate, stocks may lose some of their allure.

        Health-care stocks were the market's best-performing sector during the period, as a number of hot-selling new drugs and exciting potential therapies heightened interest in pharmaceutical companies. Also, some health-maintenance organization stocks rebounded from depressed levels. The only sectors that didn't post double-digit gains during the half-year were integrated oil companies (up 9.5%) and the "other energy" group, which includes oil-services and exploration firms (down 3.5%). Lower energy prices--a key factor in inflation's good behavior--explained the weakness in energy stocks.

U.S. FIXED-INCOME MARKETS

Fixed-income investors earned the coupon rates on their bonds during the half-year, and saw a modest rise in the prices of their holdings, thanks to declining interest rates. The Lehman Aggregate Bond Index, a good measure of the overall market for taxable bonds, provided a 3.6% return for the six months, bringing its total return over the past 12 months to 10.9%, a superb inflation-adjusted return of 9.5%. The yield on the benchmark 30-year U.S. Treasury bond decreased from 6.15% on October 31, 1997, to 5.95% on April 30. A rate decline of 20 basis points in the face of such strong economic growth was possible because inflation--the enemy of the fixed-income investor--was so weak during the six months.

        Short-term interest rates also declined, although the Federal Reserve Board made no policy changes. The yield on 3-month U.S. Treasury bills fell from 5.20% on October 31 to 4.97% on April 30, at least partly because it became clear that the federal government would run a sizable budget surplus, which will reduce the Treasury's need to borrow and, therefore, reduce the supply of new Treasury securities.

INTERNATIONAL EQUITY MARKETS

Europe's stock markets were even hotter than Wall Street during the first half of fiscal 1998, while most Asian markets declined in U.S. dollar terms. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East Index gained 15.6% in U.S. dollar terms. The Index returned 21.3% in local currency terms, but a generally stronger U.S. dollar cut the result for U.S. investors.

        European markets were buoyed by a variety of factors and rose 33.6% in local-currency terms. The dollar's gains against European currencies diminished the return for U.S. investors only slightly to a still-exceptional 29.2%. The markets benefited from signs that the economic slump on the continent is ending, from evidence that corporate managements are adopting a U.S.-style emphasis on adding shareholder value, and from increasing confidence that the planned adoption of the euro--a single European currency--would begin as planned in January 1999.

        The Pacific region's experience was very different. Although some emerging markets (Malaysia, Thailand, South Korea) rebounded from their lows, stock returns for the region on balance fell 8.8% in U.S.-dollar terms. Japan, by far the Pacific Rim's largest market, was beset by economic recession and dropped 10.0%, while Hong Kong fell 9.6%. Investors in Tokyo were decidedly unimpressed with the Japanese government's program for reviving the economy and dealing with the problems of the nation's banking system.

         Emerging markets, as a group, returned 5.6% in dollar terms. Gains in Greece (50.0%), Hungary (30.1%), Brazil (16.6%), and Argentina (13.7%) more than offset weakness in Asian emerging markets, most notably Indonesia (down a stunning 61.4%).

REPORT FROM THE ADVISERS

Small-capitalization growth stocks produced solid gains during the six months ended April 30, 1998, the first half of Vanguard Explorer Fund's fiscal year. However, the overall performance of small caps was well behind that of large-cap stocks. The Fund's total return of 8.5% trailed its comparative standards, the average small-cap growth fund (up 11.0%) and the Small Company Growth Fund Stock Index, which is based on the stocks held by the nation's largest small-cap mutual funds (up 12.0%).

THE ENVIRONMENT FOR SMALL-CAP STOCKS

Small-cap stocks joined in the exuberant rise of the overall U.S. stock market during the past half-year. However, the ascent wasn't as smooth or strong for these stocks as for their large-cap counterparts. Large stocks, as represented by the S&P 500 Index, earned 22.5% during the six months, while the rest of the market, as measured by the Wilshire 4500 Equity Index, earned 15.8%. Two factors played a role in the large/small disparity.

        First, small-cap stocks--especially those of technology-related companies--took longer than large-cap issues to shake off the psychological effects of the Asian financial crisis last autumn. While there is no doubt that some Asian companies have put a hold on new capital expenditures, including purchases of computer equipment, this factor will not halt the tremendously powerful product cycles that continue to ripple through our own economy.

        Second, large-cap stocks had greater earnings growth during the most recent stage of the bull market, perhaps as a result of corporate restructurings and expanding international sales.

        The strongest sectors for small-cap stocks during the period were utilities, consumer discretionary, and financial services. Technology and consumer-staples stocks were laggards with relatively small gains, while the energy sector was down by more than 10% because ample supplies of oil depressed energy prices as well as the market values of exploration, production, and service companies.

CHANGES IN THE FUND'S HOLDINGS

There were no big shifts in our industry-group weightings on balance for the period. The consumer-discretionary sector, which benefited from a boom in consumer spending during the six months, saw its weight grow by 7 percentage points, to 23% of the Fund's assets. Our technology holdings fell by about 4 percentage points, to 13.3% of assets. Other changes--up or down--in sector weightings amounted to no more than 1.5% of assets.

        Within the technology sector, we eliminated several holdings whose earnings were disappointing. However, we believe the trend is positive for both semiconductor-equipment stocks, where we are making selected additions, and software stocks, where we hold several large positions.

        Standout holdings in the consumer sector included Family Golf Centers, which operates driving ranges and recreation centers, and Oneida, a tableware maker. Manufactured-housing makers Palm Harbor Homes and American Homestar, while listed among the producer-durables stocks, and Midwest Express, an airline company, were also beneficiaries of strong consumer spending fueled by the nation's strong job market.

        Health-care stocks, currently the second-largest industry concentration for the Fund, were quite mixed in terms of performance. Among the better holdings were Sofamor Danek, Sybron, and Biogen. We eliminated some health-care positions, including Vencor, and cut back sharply our holdings of Genesis Health Ventures.

LOOKING FORWARD

We believe that the economic environment--characterized by low inflation and low interest rates--remains constructive for smaller companies. The Fund's holdings continue to show strong earnings growth, and valuations of small-cap stocks remain relatively attractive, particularly in comparison with large-cap stocks. We continue to find new opportunities to invest in interesting companies that have excellent prospects and are fairly valued.

Granahan Investment Management, Inc.
Wellington Management Company, LLP
Vanguard Core Management Group
Chartwell Investment Partners

May 13, 1998

INVESTMENT PHILOSOPHY

The Fund reflects a belief that superior long-term investment results can be achieved by selecting a diversified group of small-company stocks with prospects for above-average growth.

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely, so an investment in the Fund could lose money.


EXPLORER FUND
TOTAL INVESTMENT RETURNS: OCTOBER 31, 1977-APRIL 30, 1998
---------------------------------------------------------------------
                            EXPLORER FUND                  SMALL
                                                          COMPANY
                                                           INDEX*
FISCAL        CAPITAL        INCOME         TOTAL          TOTAL
YEAR          RETURN         RETURN        RETURN          RETURN
---------------------------------------------------------------------
1978           26.0%          0.1%          26.1%           6.3%
1979           30.6           1.9           32.5           15.3
1980           60.7           2.3           63.0           55.3
1981            8.5           1.1            9.6            4.1
1982           20.5           2.2           22.7           14.8
1983           35.2           1.0           36.2           38.3
1984          -15.3           1.4          -13.9           -3.2
1985            5.4           1.4            6.8           15.8
1986            1.0           1.0            2.0           22.2
1987          -11.5           0.1          -11.4          -13.6
1988           28.2           0.5           28.7           27.1
1989            9.8           1.2           11.0           15.6
1990          -23.9           1.0          -22.9          -27.3
1991           62.5           2.1           64.6           58.6
1992           12.2           0.8           13.0            9.5
1993           21.9           0.4           22.3           32.4
1994            4.2           0.3            4.5           -0.3
1995           17.0           0.5           17.5           18.3
1996           17.4           0.6           18.0           16.6
1997           18.4           0.5           18.9           29.3
1998**          8.0           0.5            8.5           12.0
---------------------------------------------------------------------

* S&P 500 Index through 1979; Russell 2000 Index from 1980 through July 1997; Small Company Growth Fund Stock Index thereafter.

**Six months ended April 30, 1998.

See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998*
---------------------------------------------------------------------------------------------------------------
                             INCEPTION                                                 10 YEARS
                               DATE           1 YEAR         5 YEARS      CAPITAL        INCOME         TOTAL
---------------------------------------------------------------------------------------------------------------
Explorer Fund               12/11/1967        36.12%         16.14%       13.58%          0.76%         14.34%
---------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PORTFOLIO PROFILE
Explorer Fund

This Profile provides a snapshot of the Fund's characteristics as of April 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------------------
                                           EXPLORER       RUSSELL 2000
-----------------------------------------------------------------------
Number of Stocks                                519              1,838
Median Market Cap                             $0.8B              $0.9B
Price/Earnings Ratio                          22.9x              21.4x
Price/Book Ratio                               3.7x               2.9x
Yield                                          0.2%               1.2%
Return on Equity                              17.1%              13.9%
Earnings Growth Rate                          18.6%              15.0%
Foreign Holdings                               3.0%                 0%
Turnover Rate                                  82%*                 --
Expense Ratio                                0.59%*                 --
Cash Reserves                                  3.5%                 --

*Annualized.


INVESTMENT FOCUS
------------------------
[GRAPH]


VOLATILITY MEASURES
----------------------------------------------------------------------
                                           EXPLORER            S&P 500
----------------------------------------------------------------------
R-Squared                                      0.36               1.00
Beta                                           0.75               1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------------------
Genzyme Corp.                                                 1.2%
St. John Knits, Inc.                                          1.1
Synopsys, Inc.                                                1.1
Palm Harbor Homes, Inc.                                       1.1
General Cable Corp.                                           1.0
Comdisco, Inc.                                                1.0
Boole & Babbage Inc.                                          1.0
Service Experts Inc.                                          1.0
Concord EFS, Inc.                                             0.9
Investment Technology Group, Inc.                             0.9
------------------------------------------------------------------
Top Ten                                                      10.3%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-------------------------------------------------------------------------------------------------------------------
                                                    APRIL 30, 1997                      APRIL 30, 1998
                                                   ----------------------------------------------------------------
                                                      EXPLORER                 EXPLORER                RUSSELL 2000
                                                   ----------------------------------------------------------------
Auto & Transportation                                    9.1%                     5.7%                      4.4%
Consumer Discretionary                                  17.0                     25.1                      17.1
Consumer Staples                                         1.4                      1.2                       2.5
Financial Services                                      16.9                     15.8                      24.7
Health Care                                             20.2                     16.5                       9.5
Integrated Oils                                          0.0                      0.1                       0.4
Other Energy                                             4.8                      3.1                       3.5
Materials & Processing                                   2.8                      4.6                       9.6
Producer Durables                                        8.2                      8.2                       7.8
Technology                                              15.4                     14.4                      12.3
Utilities                                                2.1                      4.2                       7.0
Other                                                    2.1                      1.1                       1.2
-------------------------------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments. This figure does not include cash invested in futures contracts to simulate stock investments.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalization above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%). As this percentage rises, a portfolio's returns are likely to be more volatile, because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.


FINANCIAL STATEMENTS
April 30, 1998 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net
Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

        At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital
(money invested by shareholders). The amounts shown for Undistributed Net
Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

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                                                               MARKET
                                                               VALUE*
EXPLORER FUND                                  SHARES           (000)
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
COMMON STOCKS (92.6%)(3)
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AUTO & TRANSPORTATION (5.3%)
   AAR Corp.                                  213,750        $  5,598
   Air Express International Corp.            686,600          18,023
   Airborne Freight Corp.                      29,800           1,181
-  Atlas Air, Inc.                             15,700             612
   Borg-Warner Automotive, Inc.                17,000           1,057
   C.H. Robinson Worldwide, Inc.              295,500           6,760
-  Coach USA, Inc.                             59,900           2,842
   ComAir Holdings, Inc.                        5,300             145
-  Covenant Transport, Inc.                   355,000           6,767
-  Heartland Express, Inc.                    788,733          19,620
-  Hvide Marine, Inc. Class A                 378,600           6,389
-  Landstar System, Inc.                       33,700           1,104
-  M.S. Carriers Inc.                         525,000          17,850
-  Mark VII, Inc.                              48,200             916
-  Mesaba Holdings, Inc.                       37,300           1,236
-  Midwest Express Holdings, Inc.             419,700          19,962
-  Miller Industries, Inc.                     46,800             369
-  Monaco Coach Corp.                           9,900             285
-  National R. V. Holdings, Inc.               21,300             817
-  Old Dominion Freight Line, Inc.             19,200             350
-  O'Reilly Automotive, Inc.                   29,000             797
   Petroleum Helicopters, Inc.                 29,200             653
   Pittston Burlington Group                   33,600             630
   Polaris Industries, Inc.                   217,100           7,734
-(1)Simon Transportation
     Services, Inc.                           274,500           2,316
-  Swift Transportation Co., Inc.             474,300          10,850
   Werner Enterprises, Inc.                   343,000           8,275
-  Wisconsin Central
     Transportation Corp.                      35,300             865
   Wynn's International Inc.                   23,400             526
                                                             --------
                                                              144,529
                                                             --------
CONSUMER DISCRETIONARY (23.2%)
-  ADVO, Inc.                                  41,600           1,191
-  AMC Entertainment, Inc.                    517,200           9,956
-  APAC Teleservices, Inc.                     81,900             778
-  Action Performance Cos., Inc.              445,000          15,408
-  Activision, Inc.                           500,000           5,437
-  Alternative Resources Corp.                110,900           2,204
-  Ambassadors International, Inc.            102,700           3,081
-  American Disposal Services, Inc.           120,400           4,827
-  American Skiing Co.                        500,000           7,750
-  BJ's Wholesale Club, Inc.                  470,000          18,829
-  BT Office Products
     International, Inc.                       82,500             975
   BeautiControl Cosmetics                     91,700             940
   Blair Corp.                                 21,800             602
-  Blyth Industries, Inc.                      10,200             374
-  Boise Cascade Office
     Products Corp.                            29,200             560
-  Brinker International, Inc.                 54,300           1,303
-  Budget Group, Inc.                         214,200           7,176
   CKE Restaurants Inc.                        46,190           1,599
-  CapStar Hotel Co.                          218,500           7,019
-  Caribiner International, Inc.               20,900             418
-  Catalina Marketing Corp.                    23,500           1,222
-  Central Garden and Pet Co.                 210,300           7,203
-  The Cheesecake Factory                      45,300           1,144
-  Circuit City Stores, Inc.-
     CarMax Group                              88,900           1,133
-  Claremont Technology Group, Inc.            44,800           1,053
-  Clear Channel
     Communications, Inc.                       9,163             864
-  Kenneth Cole Productions, Inc.              55,100           1,291
-  Computer Learning Centers, Inc.             69,920             839
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                                                               VALUE*
                                               SHARES           (000)
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
   Computer Task Group, Inc.                   16,200        $    630
-  Consolidated Graphics, Inc.                 27,400           1,581
-  Copart, Inc.                                40,500             816
   Crown Crafts, Inc.                          50,100           1,108
-  Daisytek International Corp.                45,500           1,103
-  dELiA*s Inc.                               305,300           7,709
-  Discount Auto Parts Inc.                    23,600             568
(1)Dover Downs Entertainment, Inc.            273,600           8,960
-  The Dress Barn, Inc.                       703,600          20,492
-  Education Management Corp.                  35,400           1,230
   Ethan Allen Interiors, Inc.                 18,300             932
-  Extended Stay America, Inc.                507,600           6,631
-  Family Golf Centers, Inc.                  250,000          10,531
   Food Lion Inc. Class A                      85,800             869
-  Footstar Inc.                               31,100           1,238
   Fred's, Inc.                                41,125           1,028
-  French Fragrances, Inc.                    350,000           5,950
-  Friendly Ice Cream Corp.                   310,000           7,866
-  GT Interactive Software Corp.            1,152,300          12,171
   Gaylord Entertainment Co.
     Class A                                    6,166             210
-  General Nutrition Cos., Inc.               248,500           8,915
-  Genesco, Inc.                               56,700             960
   Gray Communications
     Systems, Inc. Class B                      1,000              30
-  Gymboree Corp.                              48,800             897
   Hancock Fabrics, Inc.                        7,900             118
-  Hearst-Argyle Television Inc.               17,104             609
-  Hibbett Sporting Goods, Inc.                35,035           1,174
-  Tommy Hilfiger Corp.                        12,600             769
-(1)ITI Technologies, Inc.                    459,000          14,688
-  Interim Services, Inc.                      26,000             848
   International Speedway Corp.                36,400           1,306
-  King World Productions, Inc.               152,600           4,073
   La Quinta Inns Inc.                        151,600           3,335
-  Lamar Advertising Co. Class A              200,000           6,900
-  Landry's Seafood
     Restaurants, Inc.                        362,300          10,326
-  Linens 'n Things, Inc.                     113,700           6,850
-  Lo-Jack Corp.                              270,000           3,679
-  LodgeNet Entertainment Corp.               500,000           6,125
-  Lone Star Steakhouse &
     Saloon, Inc.                              46,300             984
-  Mail-Well, Inc.                             28,900           1,398
(1)Marcus Corp.                               993,400          17,571
   Meredith Corp.                              26,500           1,139
-  Metro One
     Telecommunications, Inc.                  35,800             468
-  Metro Networks, Inc.                        32,900           1,308
-  Fred Meyer Inc.                             16,820             755
-  Midway Games Inc.                          193,463           3,579
-  Mortons Restaurant Group                   150,300           3,701
   Movado Group, Inc.                         125,000           3,805
-  NCO Group, Inc.                             38,100             950
-  NPC International Class A                   15,400             202
-  N2K Inc.                                    13,700             344
-  Nautica Enterprises Inc.                   965,000          24,004
   Norrell Corp.                               27,600             581
-  The North Face, Inc.                       370,000           8,302
-  Nu Skin Asia Pacific Inc.                   10,300             281
-  Object Design, Inc.                        609,000           3,844
   Oneida Ltd.                                715,600          21,423
-  Outback Steakhouse                         145,200           5,536
-  PalEx, Inc.                                 28,100             323
-(1)Pegasus Communications Corp.
      Class A                                 342,000           8,635
-  Penske Motorsports, Inc.                    15,900             546
-  Personnel Group of America, Inc.           320,500           6,370
   Pier 1 Imports Inc.                         47,600           1,255
-  Piercing Pagoda, Inc.                       17,300             597
   Pittston Brink's Group                      22,000             861
-  Plantronics, Inc.                          283,000          12,027
-  Playboy Enterprises Inc. Class B           700,000          12,250
-  Play-By-Play Toys &
     Novelties, Inc.                          237,200           4,032
-  Premier Parks Inc.                          93,200           5,184
-  Prime Hospitality Corp.                    752,400          15,565
-  QuickResponse Services, Inc.               353,200          16,600
-  Rainforest Cafe, Inc.                       33,150             502
-  Rental Service Corp.                       144,300           4,194
-  Renters Choice, Inc.                       682,400          18,681
-  Republic Industries, Inc.                  200,000           5,562
-  Revlon, Inc. Class A                         9,600             503
-(1)Rex Stores Corp.                          464,000           6,670
   The Rival Co.                               22,000             353
-  Romac International, Inc.                   53,800           1,426
   Ross Stores, Inc.                           24,700           1,144
   Russ Berrie, Inc.                          420,000          12,022
   St. John Knits, Inc.                       685,800          30,604
-  Samsonite Corp.                             36,000           1,035
   Sbarro, Inc.                                36,900           1,089
-  Scholastic Corp.                           149,900           5,584
-  ShowBiz Pizza Time, Inc.                   150,000           5,794
-  Signature Resorts, Inc.                     31,300             559
-  Stage Stores, Inc.                          26,100           1,343
   Stride Rite Corp.                        1,140,100          14,323
-  Sun International Hotels Ltd.              128,300           5,894
-  Tefron Ltd.                                300,000           8,044
-  TETRA Technologies, Inc.                   450,000          10,772
   Tiffany & Co.                               24,600           1,119
-  Trans World Entertainment Corp.            152,900           4,128
-  U.S. Rentals, Inc.                          53,300           1,586
-  USA Networks, Inc.                         383,400           9,417
-  Urban Outfitters, Inc.                     640,000          10,480
-  Vail Resorts Inc.                           62,800           1,837
-  Vistana, Inc.                              419,000          10,580
-  Wackenhut Corrections Corp.                 20,000             522
   The Warnaco Group, Inc.
     Class A                                  200,000           8,450
-  Waste Industries, Inc.                      19,400             396
                                                             --------
                                                              637,434
                                                             --------
CONSUMER STAPLES (1.1%)
-  American Italian Pasta Co.                 240,000           7,440
   Casey's General Stores                      10,000             164
-  Consolidated Cigar Holdings Inc.            33,100             457
-  Corn Products International, Inc.          215,100           7,663
-  Robert Mondavi Corp. Class A               250,000           9,875
   Nash-Finch Co.                              17,800             349
-  Ralcorp Holdings, Inc.                      74,500           1,481
   Richfood Holdings, Inc.                     29,000             796
-  Suiza Foods Corp.                           25,500           1,511
                                                             --------
                                                               29,736
                                                             --------
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                                                               MARKET
                                                               VALUE*
EXPLORER FUND                                  SHARES           (000)
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
FINANCIAL SERVICES (14.7%)
-  Advent Software, Inc.                      323,500        $ 13,789
   Advest Group, Inc.                          28,100             880
-  Affiliated Computer Services,
     Inc. Class A                             288,900          10,148
   Allmerica Financial Corp.                   10,200             639
   AmerUs Life Holdings, Inc.                  35,890           1,149
-  Annuity and Life Re
     (Holdings), Ltd.                         216,400           5,167
   Astoria Financial Corp.                     21,800           1,278
-  BA Merchant Services, Inc.
     Class A                                  500,000           7,500
   Banco Latinoamericano de
     Exportaciones, SA                          5,600             200
-  Banctec, Inc.                               38,100             831
-  Billing Concepts Corp.                      49,900           1,397
-  BISYS Group, Inc.                          527,400          20,832
-  CheckFree Holdings Corp.                   315,000           8,111
   City National Corp.                        280,600          10,435
-  Columbia Banking System, Inc.               22,700             885
   Comdisco, Inc.                             614,900          27,209
-  Concord EFS, Inc.                          810,800          25,540
-  ContiFinancial Corp.                        18,500             597
   Cullen/Frost Bankers, Inc.                 137,300           8,032
   Dain Rauscher Corp.                        137,600           8,282
-  Data Transmission
     Network Corp.                             27,800           1,157
-  E*TRADE Group, Inc.                        375,700           9,369
-  Envoy Corp.                                 27,400           1,154
-  Farm Family Holdings, Inc.                  14,800             589
   Felcor Suite Hotels, Inc. REIT               1,500              53
   Fidelity National Financial, Inc.          546,200          20,141
   FINOVA Group, Inc.                          15,900             931
-  First Alliance Corp.                       126,350           2,085
   First Mutual Bancorp, Inc.                  34,500             647
-  FIRSTPLUS Financial Group, Inc.             23,500           1,140
   Franklin Bank N.A.                          23,020             377
   HUBCO, Inc.                                 31,760           1,167
-  Hambrecht & Quist Group                     46,000           1,538
   Hartford Life, Inc.                         96,700           4,781
   Jack Henry & Associates                     28,000             973
-  ITLA Capital Corp.                          41,400             947
   Interpool, Inc.                              8,500             134
-  Investment Technology
     Group, Inc.                              838,200          24,308
   Investors Financial Services
     Corp. Class A                             20,700           1,115
   Jefferies Group, Inc.                      101,000           4,993
   John Alden Financial Corp.                  59,800           1,308
   LandAmerica Financial
     Group, Inc.                               25,500           1,345
   Legg Mason Inc.                            192,733          11,371
   MMI Cos., Inc.                              39,300             924
   Magna Group                                 18,300           1,082
   Manufactured Home
     Communities, Inc. REIT                   599,250          15,131
   McDonald & Co. Investments                 201,900           5,805
   McGrath RentCorp                           440,200           8,694
   The Money Store                             11,900             391
   NAC Re Corp.                               272,700          13,635
-  National Western Life
     Insurance Co. Class A                      2,800             291
   Ohio Casualty Corp.                         23,300           1,127
   Omega Healthcare Investors,
     Inc. REIT                                 10,400             361
-  Omega Worldwide, Inc.                        2,758              23
-  Omega Worldwide, Inc.
     Rights Exp. 5/8/1998                       2,600               2
   The PMI Group Inc.                           7,200             585
   Peoples Bank Bridgeport                    377,500          14,581
   Peoples Heritage Financial
     Group Inc.                               172,100           8,304
-  Philadelphia Consolidated
     Holding Corp.                             17,200             398
   Phoenix Duff & Phelps Corp.                 81,100             715
   Piper Jaffray Cos., Inc.                   220,700           8,193
-  Policy Management
     Systems Corp.                            200,000          16,125
   Protective Life Corp.                       15,200             564
   Raymond James Financial, Inc.              375,000          12,211
   Regency Realty Corp. REIT                  300,000           7,725
   Reinsurance Group of
     America, Inc.                            112,500           5,576
   Resource Bancshares
     Mortgage Group, Inc.                     450,000           7,988
-  SPS Transaction Services                    37,500           1,155
-  Silicon Valley Bancshares                   21,000           1,370
-  Southwest Bancorporation
     of Texas, Inc.                             9,100             364
   Stifel Financial Corp.                      44,570             682
   Student Loan Corp.                          18,300             913
   Sun Communities, Inc. REIT                 595,000          20,825
-  UICI                                        34,800           1,009
   WestAmerica Bancorporation                   7,500             248
                                                              401,521
HEALTH CARE (15.3%)
-(1)Advanced Health Corp.                     500,000           7,125
-  Agouron Pharmaceuticals, Inc.              341,600          11,614
-  Alliance Pharmaceutical Corp.              700,000           5,600
-  American HomePatient, Inc.                  55,700           1,027
-  American Retirement Corp.                  252,800           5,467
   Arrow International, Inc.                  629,800          20,783
-  Arterial Vascular
     Engineering, Inc.                          9,200             325
-  Atria Communities, Inc.                    187,400           3,607
   Ballard Medical Products                   881,100          22,138
-  Biogen, Inc.                               540,000          23,962
-  Calypte Biomedical Corp.                    35,300             214
-  Cell Genesys, Inc.                         675,000           4,978
-  Concentra Managed Care                      39,200           1,220
-  Coventry Health Care Inc.                   19,100             324
   DENTSPLY International Inc.                563,900          18,538
-  FPA Medical Management, Inc.                73,500             919
-  Genesis Health Ventures Inc.                43,700           1,155
-  Genome Therapeutics Corp.                  600,600           4,542
-  Genzyme Corp.                            1,100,000          34,031
-  Gilead Sciences, Inc.                      204,200           7,760
-  Guilford Pharmaceuticals, Inc.              38,600             767
-  HCIA, Inc.                                 102,900           1,151
-  Harborside Healthcare Corp.                249,000           5,914
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                                                               VALUE*
                                               SHARES           (000)
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
-  HEALTHSOUTH Corp.                           60,000        $  1,811
-  Health Management Associates
     Class A                                  129,300           4,073
-  Hologic, Inc.                               40,000             940
-  IDX Systems Corp.                          273,200          11,901
-  Inhale Therapeutic Systems                  34,800             974
   Integrated Health Services, Inc.            30,900           1,192
   Jones Medical Industries, Inc.              36,700           1,083
-  Ligand Pharmaceuticals Inc.
     Class B                                  240,000           3,480
-  MIM Corp.                                  104,100             586
-  Magainin Pharmaceuticals, Inc.             559,630           3,323
-  Magellan Health Services, Inc.             651,800          18,087
-  Marquette Medical Systems Inc.              34,500             932
-  Matria Healthcare, Inc.                  1,300,000           6,175
   McKesson Corp.                             320,000          22,620
-  Medicis Pharmaceutical Corp.                32,700           1,398
-  MedPartners, Inc.                          323,600           3,317
-  Mid Atlantic Medical
     Services, Inc.                            95,100           1,218
   Minntech Corp.                              84,100           1,177
-  NaPro BioTherapeutics, Inc.                 13,000              26
-  PSS World Medical, Inc.                     22,400             503
-  PathoGenesis Corp.                         373,000          14,780
-  Patterson Dental Co.                       666,375          19,616
-  Pediatrix Medical Group, Inc.               37,900           1,599
-  PharMerica, Inc.                           554,800           7,698
-  PhyCor, Inc.                               195,200           4,441
-  Province Heathcare Co.                     188,900           5,218
-  Renal Care Group, Inc.                      40,300           1,541
-  Res-Care, Inc.                              22,900             896
-  Safeskin Corp.                              21,400             762
-  Sangstat Medical Corp.                      35,200           1,190
-  Henry Schein, Inc.                          40,700           1,587
-  R. P. Scherer Corp.                         15,300           1,117
-  Schick Technologies, Inc.                  160,895           3,459
-  Sierra Health Services                      26,100           1,003
-  Sofamor Danek Group, Inc.                  144,300          12,662
-  Sola International, Inc.                   170,700           7,255
-  STERIS Corp.                                28,100           1,653
-  Sunrise Assisted Living, Inc.              159,800           7,161
-  Sybron International Corp.                 840,000          22,260
-  TheraTech, Inc.                            579,000           4,704
-  United Payors & United
     Providers, Inc.                          260,000           8,060
-  Universal Health Services
     Class B                                   38,300           2,205
-  ViroPharma Inc.                            188,100           4,091
-  Vista Medical Technologies, Inc.           210,275           2,024
-  Wellpoint Health Networks Inc.
     Class A                                  200,000          14,425
                                                             --------
                                                              419,384
                                                             --------
INTEGRATED OILS (0.1%)
   Giant Industries, Inc.                      47,200           1,021
-  Seagull Energy Corp.                        56,200             959
                                                             --------
                                                                1,980
                                                             --------
OTHER ENERGY (2.9%)
-  Chieftain International, Inc.              191,400           4,283
   Devon Energy Corp.                          27,300           1,089
-  EVI Inc.                                   124,100           6,608
-  Evergreen Resources, Inc.                   50,100             983
-  Global Industries Ltd.                      73,600           1,670
   ICO, Inc.                                   33,100             157
-  Marine Drilling Co., Inc.                   57,500           1,398
-  Newpark Resources, Inc.                     71,300           1,716
-  Noble Drilling Corp.                       600,000          19,388
-  Patterson Energy, Inc.                      89,700           1,256
-  Precision Drilling Corp.                   255,700           6,105
-  Pride International Inc.                    55,400           1,347
-  R & B Falcon Corp.                         338,700          10,860
-  SEACOR SMIT Inc.                           190,000          11,139
-  Seitel, Inc.                                54,400             918
-  Stolt Comex Seaway SA                       13,600             442
-  Trico Marine Services, Inc.                297,600           6,733
-  Varco International, Inc.                   58,000           1,784
-  Veritas DGC Inc.                            24,400           1,322
                                                             --------
                                                               79,198
                                                             --------
MATERIALS & PROCESSING (4.2%)
-  ABT Building Products Corp.                 51,100             814
-  Airgas, Inc.                                51,700             801
-  American Pad & Paper Co.                    42,500             305
-  ArQule, Inc.                                51,700             895
-  Avatar Holding, Inc.                         8,100             217
   BMC Industries, Inc.                        57,800           1,055
   Cambrex Corp.                              125,000           6,938
-  The Carbide/Graphite Group, Inc.            39,300           1,267
   Chesapeake Corp. of Virginia                10,100             367
   Commonwealth Industries Inc.                48,500             825
   Culp, Inc.                                  51,100             971
   Elcor Corp.                                518,000          14,407
-  Fairfield Communities, Inc.                338,600           7,915
   The BFGoodrich Co.                          18,800           1,012
-  Kaynar Technologies Inc.                   151,500           5,227
   Lilly Industries Inc. Class A               34,500             649
   Lindberg Corp.                              48,400           1,113
-  Metals USA, Inc.                           402,500           7,849
   Minerals Technologies, Inc.                 15,200             827
-  Mohawk Industries, Inc.                     35,500           1,096
-  NS Group Inc.                               65,700             883
-  N L Industries, Inc.                        32,600             736
   Northland Cranberries, Inc.                 70,400           1,175
   OM Group, Inc.                              36,600           1,622
   Schnitzer Steel Industries, Inc.
     Class A                                    7,800             207
-  Service Experts Inc.                       782,800          26,028
-  Shaw Group, Inc.                           349,500           8,213
   Spartech Corp.                              10,000             212
-  Steel Dynamics, Inc.                        55,700           1,274
-  Triangle Pacific Corp.                      25,200           1,096
-  United States Can Co.                       45,000             790
   Valmont Industries, Inc.                   808,000          17,978
   Wausau-Mosinee Paper Corp.                  41,720             884
-  Zoltek Cos., Inc.                           12,300             426
                                                             --------
                                                              116,074
                                                             --------
PRODUCER DURABLES (7.6%)
-  AFC Cable Systems, Inc.                        600              21
-  Allied Waste Industries, Inc.              411,100          11,305
-  American Homestar Corp.                    704,050          14,609
-  American Power
     Conversion Corp.                         377,400          12,148
-  Antec Corp.                                 23,300             460
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                                                               MARKET
                                                               VALUE*
EXPLORER FUND                                  SHARES           (000)
---------------------------------------------------------------------
-  Brooks Automation, Inc.                     30,200        $    457
-  Cuno Inc.                                  285,800           5,609
-  The Cherry Corp. Class A                   351,500           6,503
-  Culligan Water Technologies                 25,800           1,498
   Donaldson Co., Inc.                        340,000           8,628
-  Dynatech Corp.                              23,700           1,155
   EG&G, Inc.                                  34,000           1,024
-  Electro Scientific Industries, Inc.          9,800             372
-  GTS Duratek, Inc.                           27,400             322
   General Cable Corp.                        610,000          27,641
-  Interdigital Communications
     Corp.                                    196,100           1,348
-  inTEST Corp.                                52,500             387
-  Kellstrom Industries, Inc.                 278,027           7,194
   Kennametal, Inc.                            56,900           3,033
-  Knoll, Inc.                                 32,200           1,121
-  Kulicke & Soffa Industries, Inc.            28,100             604
-  LAM Research Corp.                         255,100           7,908
   Lindsay Manufacturing Co.                  163,000           7,641
-  MTI Technology Corp.                       322,500           5,140
-  Mettler-Toledo International Inc.          430,000           8,654
   Herman Miller, Inc.                         57,400           1,733
-  Oak Industries, Inc.                       250,000           9,078
   Oakwood Homes Corp.                         35,300             995
-  Orbital Sciences Corp.                       8,300             369
-  ORBIT/FR, Inc.                              14,600             173
-  Osmonics, Inc.                              32,600             491
-  PRI Automation, Inc.                       155,500           4,160
-  Palm Harbor Homes, Inc.                    658,487          29,220
   Pittway Corp. Class A                       15,100           1,129
   Pulte Corp.                                 21,800           1,116
   Scotsman Industries, Inc.                   49,700           1,423
-  Southern Energy Homes, Inc.                692,750           7,664
   Standard Pacific Corp.                      46,900             809
-  Transcrypt International, Inc.             266,900             942
-(1) Trident International, Inc.              391,500           6,753
-  TriStar Aerospace Co.                       85,300           1,407
   Virco Manufacturing Corp.                    6,000             151
-  Vivid Technologies, Inc.                   417,000           5,838
                                                             --------
                                                              208,233
                                                             --------
TECHNOLOGY (13.3%)
-  Acxiom Corp.                               384,340           9,320
-  Adtran, Inc.                                37,900           1,007
-  Advanced Fibre
     Communications, Inc.                      38,300           1,623
-  Alliant Techsystems, Inc.                   12,800             818
-  American Precision
     Industries Inc.                           38,700             701
-  Anixter International Inc.                  59,500           1,186
-  Aspect Development, Inc.                    20,000           1,266
-  Aspen Technologies, Inc.                    31,700           1,549
-  Black Box Corp.                             29,800             991
-  Boole & Babbage Inc.                     1,118,475          26,843
-  Burr-Brown Corp.                            19,200             584
-  CDW Computer Centers, Inc.                  19,000             922
-  CSG Systems International, Inc.             17,400             792
-  Cadence Design Systems, Inc.               116,300           4,223
-(1) Cayenne Software Inc.                  2,102,758           4,271
-  Ciber, Inc.                                 48,500           1,576
-  Citrix Systems, Inc.                         7,300             454
-  Cognos Inc.                                363,700          10,013
-  Coherent Communications
     Systems Corp.                             35,200           1,731
-  CompUSA, Inc.                              275,000           5,105
-  Comverse Technology, Inc.                   25,900           1,227
-  CyberMedia, Inc.                            28,100             210
-  Cyberoptics Corp.                           28,900             641
-  DII Group, Inc.                             63,000           1,465
-  Davox Corp.                                292,300           6,540
-  Discreet Logic, Inc.                        49,700             888
-  Documentum, Inc.                           195,000          10,506
-  ENCAD, Inc.                                299,900           4,142
-  ESS Technology, Inc.                        78,860             498
-  Esterline Technologies Corp.                47,000           1,081
-  Glenayre Technologies, Inc.                 40,000             628
-  Hadco Corp.                                 27,700           1,060
-  Harbinger Corp.                             34,900           1,269
-  Hutchinson Technology, Inc.                152,700           4,724
-  IKOS Systems, Inc.                         149,400             952
-  Ingram Micro, Inc. Class A                 400,000          18,250
-  Intuit, Inc.                               121,300           6,452
-  JDA Software Group, Inc.                     9,700             490
-  Legato Systems, Inc.                        22,800             721
-  Mechanical Dynamics, Inc.                   74,500             866
-  Melita International Corp.                 516,700           6,911
-  MetaCreations Corp.                         22,200             233
-  Metro Information
     Services, Inc.                            30,500           1,060
-  Micrel, Inc.                                34,600           1,358
-  National Instruments Corp.                  37,850           1,344
-  Natural Microsystems Corp.                 247,900           7,995
   Newport News
     Shipbuilding Inc.                          7,200             196
-  NICE-Systems Ltd.                          200,000           8,600
-  Oak Technology, Inc.                       955,000           5,491
-  Omtool, Ltd.                               733,100           8,980
-  P-Com, Inc.                                326,900           6,436
-  PMC Sierra Inc.                            197,000           8,964
-  Pairgain Technologies, Inc.                281,400           5,188
-  Pinnacle Systems, Inc.                     369,500          14,872
-  Planar Systems, Inc.                        43,300             530
-  RadiSys Corp.                               21,200             578
-  Rational Software Corp.                    600,000          10,088
-  Read Rite Corp.                             26,500             366
-  Remedy Corp.                               672,700          14,841
-  SEEC, Inc.                                   7,700             106
-  SPSS, Inc.                                  11,300             283
-  STB Systems, Inc.                          410,375           5,873
-  Safeguard Scientifics, Inc.                 34,100           1,441
-  Sanmina Corp.                               16,100           1,449
-  Sapient Corp.                               21,000           1,037
-  Scopus Technology, Inc.                     30,700             576
-  Semtech Corp.                              221,900           5,298
-  Sequent Computer
     Systems, Inc.                            450,000           8,831
-  SMART Modular
     Technologies, Inc.                        27,000             667
-  Speedfam International, Inc.               304,300           8,825
-  Splash Technology
     Holdings, Inc.                           261,800           4,876

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
---------------------------------------------------------------------
-  Stanford
     Telecommunications, Inc.                  25,800      $      452
-  Sterling Software, Inc.                    799,800          21,145
-  Stratus Computer, Inc.                      25,700           1,120
-  Summit Design, Inc.                        222,700           3,438
-  Sykes Enterprises, Inc.                     24,600             515
-  Symantec Corp.                              19,300             560
   Symbol Technologies, Inc.                   31,500           1,213
-  Synopsys, Inc.                             683,500          29,391
-  Tech-Sym Corp.                              41,200           1,293
-  Technology Solutions Co.                    39,300           1,263
-  Teledata Communications Ltd.                 9,700             154
-  Tracor, Inc.                                21,800             857
-  Transaction Systems
     Architects, Inc.                          10,000             420
-  TranSwitch Corp.                            54,400             677
-  TriQuint Semiconductor, Inc.                 5,000             114
-  VLSI Technology, Inc.                      509,000          10,498
-  Veritas Software Corp.                      23,850           1,306
-(1)VideoServer, Inc.                         909,000           9,772
                                                           ----------
                                                              365,066
                                                           ----------
UTILITIES (3.9%)
-  Davel Communications
     Group, Inc.                               15,100             408
-  EchoStar Communications Corp.              420,000          11,051
-  Gilat Satellite Networks Ltd.              320,900          12,274
-  IXC Communications, Inc.                    19,600             978
   KN Energy, Inc.                              4,100             241
-  McLeodUSA, Inc. Class A                    211,500           9,729
   Montana Power Co.                          550,000          20,453
-  NTL Inc.                                   200,000           7,800
   New Jersey Resources Corp.                  16,000             604
-(1)Peoples Telephone Co., Inc.             1,142,500           3,356
   TCA Cable Television, Inc.                 162,000          10,004
-  Teleport Communications
     Group Inc.                                20,587           1,109
-  US LEC Corp. Class A                        85,200           2,066
-  UniSource Energy Corp.                   1,164,200          20,592
-  Western Wireless Corp.
     Class A                                  254,500           4,963
                                                           ----------
                                                              105,628
                                                           ----------
OTHER (1.0%)
   Kaman Corp. Class A                         42,600             815
-  PEC Israel Economic Corp.                   42,800           1,008
   Select Appointments
     (Holdings) PLC                           325,300           8,824
   Teleflex Inc.                              412,000          17,510
                                                           ----------
                                                               28,157
                                                           ----------
---------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $1,964,902)                                        2,536,940
---------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.4%)
---------------------------------------------------------------------
   MedPartners, Inc.
     6.50% Cvt. Pfd.                          533,000           7,029
(4)SGW Holding Inc.
     0.00% Cvt. Pfd.                          483,840           3,617
---------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (COST $12,034)                                              10,646
---------------------------------------------------------------------
---------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
---------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.5%)
---------------------------------------------------------------------
U.S. Treasury Bills
(2) 4.97%, 7/23/1998                        $   1,000      $      989
(2) 5.03%, 7/9/1998                             3,500           3,467
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    5.51%, 5/1/1998                           198,137         198,137
    5.52%, 5/1/1998--Note F                    28,970          28,970
---------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $231,563)                                           231,563
---------------------------------------------------------------------
TOTAL INVESTMENTS (101.5%)
    (COST $2,208,499)                                       2,779,149
---------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.5%)
---------------------------------------------------------------------
Other Assets--Note C                                          46,371
Liabilities--Note F                                          (87,179)
                                                           ----------
                                                             (40,808)
---------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------
Applicable to 45,186,339 outstanding
    $.001 par value shares
    (authorized 100,000,000 shares)                        $2,738,341
=====================================================================

NET ASSET VALUE PER SHARE                                      $60.60
=====================================================================

*  See Note A in Notes to Financial Statements.

-  Non-Income-Producing Security.

(1)Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $90,117,000.

(2)Securities with an aggregate value of $4,456,000 have been segregated as initial margin for open futures contracts.

(3)The combined market value of common stocks, and index futures contracts represents 96.1% of net assets. See Note E in Notes to Financial Statements.

(4)Restricted security represents 0.1% of net assets.

REIT--Real Estate Investment Trust.

------------------------------------------------------------------
 APRIL 30, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------------
                                               AMOUNT          PER
                                                (000)        SHARE
------------------------------------------------------------------
  Paid in Capital                          $2,015,978       $44.61
  Undistributed Net
    Investment Income                           1,379          .03
  Accumulated Net
    Realized Gains                            148,138         3.28
  Unrealized Appreciation--
    Note E
    Investment Securities                     570,650        12.63
    Futures Contracts                           2,196          .05
------------------------------------------------------------------
  NET ASSETS                               $2,738,341       $60.60
==================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.

-----------------------------------------------------------------------------------
                                                                      EXPLORER FUND
                                                    SIX MONTHS ENDED APRIL 30, 1998
                                                                              (000)
-----------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends*                                                            $  3,894
     Interest                                                                 7,769
                                                                           --------
          Total Income                                                       11,663
                                                                           --------
EXPENSES
     Investment Advisory Fees--Note B
          Basic Fee                                                           2,689
          Performance Adjustment                                               (666)
     The Vanguard Group--Note C
          Management and Administrative                                       4,998
          Marketing and Distribution                                            339
     Taxes (other than income taxes)                                             97
     Custodian Fees                                                              52
     Auditing Fees                                                                5
     Shareholders' Reports                                                       65
     Annual Meeting and Proxy Costs                                              52
     Directors' Fees and Expenses                                                 3
                                                                           --------
          Total Expenses                                                      7,634
-----------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                         4,029
-----------------------------------------------------------------------------------
REALIZED NET GAIN
     Investment Securities Sold*                                            140,766
     Futures Contracts                                                        5,174
-----------------------------------------------------------------------------------
REALIZED NET GAIN                                                           145,940
-----------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                                   56,087
     Futures Contracts                                                        5,689
-----------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                             61,776
-----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $211,745
===================================================================================

*Dividend income and realized net gain from affiliated companies were $186,000 and $3,027,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                   EXPLORER FUND
                                                                                     -------------------------------------
                                                                                        SIX MONTHS                    YEAR
                                                                                             ENDED                   ENDED
                                                                                     APR. 30, 1998           OCT. 31, 1997
                                                                                             (000)                   (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                                                              $    4,029              $   10,301
     Realized Net Gain                                                                     145,940                 244,061
     Change in Unrealized Appreciation (Depreciation)                                       61,776                 143,547
                                                                                     -------------------------------------
          Net Increase in Net Assets Resulting from Operations                             211,745                 397,909
                                                                                     -------------------------------------
DISTRIBUTIONS
     Net Investment Income                                                                 (10,298)                (10,671)
     Realized Capital Gain                                                                (240,985)               (111,842)
                                                                                     -------------------------------------
          Total Distributions                                                             (251,283)               (122,513)
                                                                                     -------------------------------------
CAPITAL SHARE TRANSACTIONS1
     Issued                                                                                391,056                 746,689
     Issued in Lieu of Cash Distributions                                                  247,191                 120,564
     Redeemed                                                                             (410,268)               (778,827)
                                                                                     -------------------------------------
          Net Increase from Capital Share Transactions                                     227,979                  88,426
--------------------------------------------------------------------------------------------------------------------------
     Total Increase                                                                        188,441                 363,822
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                                                 2,549,900               2,186,078
                                                                                     -------------------------------------
     End of Period                                                                      $2,738,341              $2,549,900
==========================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                                                  6,677                  13,183
     Issued in Lieu of Cash Distributions                                                    4,672                   2,263
     Redeemed                                                                               (7,085)                (13,954)
                                                                                     -------------------------------------
          Net Increase in Shares Outstanding                                                 4,264                   1,492
==========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

        The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                EXPLORER FUND
                                                                                            YEAR ENDED OCTOBER 31,
                                                                      -------------------------------------------------------------
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED
THROUGHOUT EACH PERIOD                            APRIL 30, 1998        1997          1996          1995          1994        1993
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $62.31      $55.44        $51.05        $45.99        $49.37      $41.23
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                   .09         .26           .26           .24           .16         .14
     Net Realized and Unrealized Gain (Loss)
          on Investments                                    4.30        9.71          8.37          7.25          1.77        8.91
          Total from Investment Operations                  4.39        9.97          8.63          7.49          1.93        9.05
DISTRIBUTIONS
     Dividends from Net Investment Income                   (.25)       (.27)         (.24)         (.17)         (.14)       (.13)
     Distributions from Realized Capital Gains             (5.85)      (2.83)        (4.00)        (2.26)        (5.17)       (.78)
          Total Distributions                              (6.10)      (3.10)        (4.24)        (2.43)        (5.31)       (.91)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $60.60      $62.31        $55.44        $51.05        $45.99      $49.37
===================================================================================================================================

TOTAL RETURN                                               8.47%      18.93%        17.97%        17.46%         4.49%      22.28%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                 $2,738      $2,550        $2,186        $1,476        $1,112        $802
     Ratio of Total Expenses to
          Average Net Assets                              0.59%*       0.62%         0.63%         0.68%         0.70%       0.73%
     Ratio of Net Investment Income to
          Average Net Assets                              0.31%*       0.45%         0.51%         0.52%         0.39%       0.32%
     Portfolio Turnover Rate                                82%*         84%           51%           66%           82%         51%
     Average Commission Rate Paid                         $.0434      $.0434        $.0424           N/A           N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

        1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

        2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

        3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

        4. FUTURES: The Fund uses S&P Midcap 400 and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The Fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

        Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

        5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

        6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., Wellington Management Company, LLP, and Chartwell Investment Partners provide investment advisory services to the Fund for fees calculated at an annual percentage rate of average net assets. The basic fees of Granahan and Wellington are subject to quarterly adjustments based on performance relative to the Russell 2000 Index and an index of the stocks held by the largest small-capitalization stock mutual funds. For the six months ended April 30, 1998, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of average net assets before a decrease of $666,000 (0.05%) based on performance.

        The Vanguard Group provides investment advisory services to a portion of the Fund on an at-cost basis; the Fund paid Vanguard advisory fees of $7,000 for the six months ended April 30, 1998.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At April 30, 1998, the Fund had contributed capital of $157,000 to Vanguard (included in Other Assets), representing 0.8% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

D. During the six months ended April 30, 1998, the Fund purchased $1,026,358,000 of investment securities and sold $962,893,000 of investment securities, other than temporary cash investments.

E. At April 30, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $570,650,000, consisting of unrealized gains of $652,618,000 on securities that had risen in value since their purchase and $81,968,000 in unrealized losses on securities that had fallen in value since their purchase.

        At April 30, 1998, the aggregate settlement value of open futures contracts expiring in June 1998, and the related unrealized appreciation were:

-----------------------------------------------------------------------------------------------------------------
                                                                                          (000)
                                                                        -----------------------------------------
                                                                          AGGREGATE
                                               NUMBER OF                 SETTLEMENT                   UNREALIZED
FUTURES CONTRACTS                           LONG CONTRACTS                  VALUE                    APPRECIATION
-----------------------------------------------------------------------------------------------------------------
S&P Midcap 400 Index                              115                       $21,689                    $   513
Russell 2000 Index                                305                        74,268                      1,683
-----------------------------------------------------------------------------------------------------------------

F. The market value of securities on loan to brokers/dealers at April 30, 1998, was $27,624,000, for which the Fund held cash collateral of $28,970,000. Cash collateral received is invested in repurchase agreements.

DIRECTORS AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


  "STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," AND
      "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. FRANK RUSSELL
       COMPANY IS THE OWNER OF TRADEMARKS AND COPYRIGHTS RELATING TO THE
            RUSSELL INDEXES. "WILSHIRE 4500" AND "WILSHIRE 5000" ARE
                       TRADEMARKS OF WILSHIRE ASSOCIATES.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
    Aggressive Growth Portfolio
    Capital Opportunity Portfolio
    Global Equity Portfolio
Index Trust
    500 Portfolio
    Extended Market Portfolio
    Growth Portfolio
    Mid Capitalization Stock
      Portfolio
    Small Capitalization Growth
      Stock Portfolio
    Small Capitalization Stock
      Portfolio
    Small Capitalization Value
      Stock Portfolio
    Total Stock Market Portfolio
    Value Portfolio
Institutional Index Fund
International Equity Index Fund
    Emerging Markets Portfolio
    European Portfolio
    Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
    Energy Portfolio
    Gold & Precious Metals
      Portfolio
    Health Care Portfolio
    REIT Index Portfolio
    Utilities Income Portfolio
Tax-Managed Fund
    Capital Appreciation
      Portfolio
    Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
    U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II


MONEY MARKET FUNDS
Admiral Funds
    U.S. Treasury Money Market
      Portfolio
Money Market Reserves
    Federal Portfolio
    Prime Portfolio
Municipal Bond Fund
    Money Market Portfolio
State Tax-Free Funds
    (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio

BOND FUNDS
Admiral Funds
    Intermediate-Term U.S.
      Treasury Portfolio
    Long-Term U.S. Treasury
      Portfolio
    Short-Term U.S. Treasury
      Portfolio
Bond Index Fund
    Intermediate-Term Bond
      Portfolio
    Long-Term Bond Portfolio
    Short-Term Bond Portfolio
    Total Bond Market Portfolio
Fixed Income Securities Fund
    GNMA Portfolio
    High Yield Corporate Portfolio
    Intermediate-Term Corporate
      Portfolio
    Intermediate-Term U.S.
      Treasury Portfolio
    Long-Term Corporate
      Portfolio
    Long-Term U.S. Treasury
      Portfolio
    Short-Term Corporate
      Portfolio
    Short-Term Federal Portfolio
    Short-Term U.S. Treasury
      Portfolio
Municipal Bond Fund
    High-Yield Portfolio
    Insured Long-Term Portfolio
    Intermediate-Term Portfolio
    Limited-Term Portfolio
    Long-Term Portfolio
    Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
    Global Asset Allocation
      Portfolio
LifeStrategy Portfolios
    Conservative Growth
      Portfolio
    Growth Portfolio
    Income Portfolio
    Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
    Balanced Portfolio
Wellesley Income Fund
Wellington Fund

Q242-4/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.




[THE VANGUARD GROUP LOGO]

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Valley Forge, Pennsylvania 19482


FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.